SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                ------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                          Date of Report: June 7, 2004
                        (date of earliest event reported)



                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                   -------------------------------------------
               (Exact name of Registrant as Specified in Charter)

 North Carolina                     333-109298           56-1967773
 -----------------------------      ------------         ----------------------
(State or Other                    (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)          Identification Number)


                               One Wachovia Center
                               -------------------
                        301 South College Street, Suite D
                        ---------------------------------
                         Charlotte, North Carolina 28288
                         -------------------------------
                    (Address of Principal Executive Offices)
                    ----------------------------------------
                                   (Zip Code)

Registrant's telephone number, including area code: (704) 374-4868
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          Information and Exhibits.
          -------------------------

          (a)  Financial Statements of businesses acquired.

               Not applicable.

          (b)  Pro Forma financial information.

               Not applicable.

          (c)  Exhibit No.              Description
               -----------              ----------------------------------------
                  25                    Form T-1 Statement of Eligibility  under
                                        the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit
                                        25).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WACHOVIA ASSET SECURITIZATION ISSUANCE,
                                        LLC



                                        By: /s/ Robert Perret
                                          --------------------------------------
                                          Name:   Robert Perret
                                          Title:  Vice President




Date:    June 7, 2004

                                 Exhibit Index
                                 -------------


Exhibit           Description                                               Page
-------           -----------                                               ----
25                Form T-1 Statement of Eligibility  under the Trust         5
                  Indenture  Act  of  1939,  as  amended.   (Certain
                  exhibits to Form T-1 are incorporated by reference to Exhibit 25).

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                      U.S. BANK NATIONAL ASSOCIATION (Exact
                  name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

----------------------------------------- --------------------------------------
            60 Livingston Avenue
          St. Paul, Minnesota                              55107
----------------------------------------- --------------------------------------
(Address of principal executive offices)                (Zip Code)
----------------------------------------- --------------------------------------

                                  Shannon Rantz
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3850
            (Name, address and telephone number of agent for service)

                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                     (Issuer with respect to the Securities)

----------------------------------------    ------------------------------------
         North Carolina                                  56-1967773
----------------------------------------    ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)
----------------------------------------    ------------------------------------

----------------------------------------    ------------------------------------
        One Wachovia Center                                28288
  301 South College Street, Suite D
    Charlotte, North Carolina
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


 Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1
                       (Title of the Indenture Securities)

================================================================================

                      ====================================

                                    FORM T-1
                                    --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

               a)   Name and address of each examining or supervising  authority
                    to  which  it  is  subject.   Comptroller  of  the  Currency
                    Washington, D.C.

               b)   Whether it is authorized to exercise corporate trust powers.
                    Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items 3-15     Items  3-15  are  not  applicable  because  to  the  best  of the
               Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

               1.   A copy of the Articles of Association of the Trustee.*

               2. A copy of the certificate of authority of the Trustee to commence business.*

               3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

               4.   A copy of the existing bylaws of the Trustee.*

               5. A copy of each Indenture referred to in Item 4. Not applicable.

               6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

               7. Report of Condition of the Trustee as of March 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

               * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 7th of June, 2004.


                                        U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ Shannon M. Rantz
                                          --------------------------------------
                                          Name:  Shannon M. Rantz
                                          Title: Vice President





By: /s/ Mark D. Feciskonin
  ----------------------------
  Name:  Mark D. Feciskonin
  Title: Trust Officer

                                    Exhibit 6
                                    ---------

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  June 7, 2004


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:  /s/ Shannon M. Rantz
                                          --------------------------------------
                                          Name:  Shannon M. Rantz
                                          Title: Vice President




By:   /s/ Mark D. Feciskonin
  ----------------------------
  Name:   Mark D. Feciskonin
  Title:  Trust Officer

                                    Exhibit 7
                                    ---------

                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 3/31/2004

                                    ($000's)

                                                             3/31/2004
                                                           ------------
Assets
     Cash and Due From Depository Institutions               $7,180,778
     Federal Reserve Stock                                            0
     Securities                                              45,038,794
     Federal Funds                                            2,593,702
     Loans & Lease Financing Receivables                    116,474,594
     Fixed Assets                                             1,789,213
     Intangible Assets                                       10,532,022
     Other Assets                                             7,996,466
                                                           ------------
         Total Assets                                      $191,605,569

Liabilities
     Deposits                                              $126,605,087
     Fed Funds                                                5,698,785
     Treasury Demand Notes                                    3,981,328
     Trading Liabilities                                        252,912
     Other Borrowed Money                                    23,295,560
     Acceptances                                                148,067
     Subordinated Notes and Debentures                        5,807,310
     Other Liabilities                                        5,587,914
                                                           ------------
     Total Liabilities                                     $171,376,963

Equity
     Minority Interest in Subsidiaries                       $1,005,645
     Common and Preferred Stock                                  18,200
     Surplus                                                 11,677,397
     Undivided Profits                                        7,527,364
                                                           ------------
         Total Equity Capital                               $20,228,606

Total Liabilities and Equity Capital                       $191,605,569

---------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Shannon M. Rantz
  ----------------------------
  Name:  Shannon M. Rantz
  Title: Vice President

Date:  June 7, 2004

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